EXHIBIT 10.1

                       MASTER LOAN MODIFICATION AGREEMENT

THIS MASTER LOAN MODIFICATION AGREEMENT (the "Master Modification Agreement") is made and entered into as of the 20th day of April, 2001, by and among EQUIVEST FINANCE, INC. , a Delaware corporation ("EFI"), RESORT FUNDING, INC., a Delaware corporation ("RFI"), EASTERN RESORTS COMPANY, LLC, a Rhode Island limited liability company ("Company"), EASTERN RESORTS CORPORATION, a Delaware corporation ("ERC"), OCEAN CITY COCONUT MALORIE RESORT, INC., a Maryland
corporation ("Coconut Malorie"), , BLUEBEARD'S CASTLE, Inc., a United States Virgin Island corporation ("Bluebeard"), CASTLE ACQUISITION, INC., a United States Virgin Island corporation ("Castle"), AVENUE PLAZA LLC, a Louisiana limited liability company ("Avenue Plaza"), and EQUIVEST WASHINGTON, INC., a Delaware corporation (f/k/a EFI D.C. Acquisition, Inc.) ("EFI DC") (EFI, RFI, the Company, ERC, Coconut Malorie, Bluebeard, Castle, Avenue Plaza and EFI DC shall be individually referred to as the "Borrower" and collectively referred to as the "Borrowers"), jointly and severally, and EFI, EQUIVEST MARYLAND, INC., a Delaware corporation (f/k/a EFI Maryland Acquisition, Inc.) ("Equivest Maryland"), EQUIVEST LOUISIANA, INC., a Delaware corporation (f/k/a EFI Louisiana Acquisition, Inc.) ("Equivest Louisiana") and EQUIVEST ST. THOMAS, INC., a United States Virgin Islands corporation (f/k/a EFI St. Thomas Acquisition, Inc.) ("Equivest St. Thomas") (EFI, Equivest Maryland, Equivest Louisiana and Equivest St. Thomas shall be individually referred to as the "Guarantor" and collectively referred to as the "Guarantors"), jointly and severally, and CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, a Delaware limited liability company ("CSFB").

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, EFI, the Company, RFI, ERC, jointly and severally, and CSFB are parties to that certain Loan and Security Agreement dated as of August 25, 1998 (the "Original Bridge Loan Agreement") pursuant to which CSFB agreed to make a loan to EFI, the Company, RFI and ERC in the maximum principal amount of $15,000,000 for the purpose of acquiring the outstanding capital stock and interest of Eastern Resorts Corporation, a Rhode Island corporation, all pursuant to the terms, provisions, and conditions set forth in the Original Bridge Loan Agreement and various other documents and instruments (the "Bridge Loan"), including but not limited to that certain Promissory Note also dated as of August 25, 1998 executed by EFI, the Company, RFI and ERC in favor or CSFB (the "Bridge Loan Note") and secured by the Collateral (as such term is defined in the Original Bridge Loan Agreement);and

         WHEREAS, pursuant to that certain Loan Modification Agreement dated as of December 11, 1998, by and among EFI, the Company, ERC and CSFB, certain additional amendments and modifications to the Original Bridge Loan Agreement were made including, without limitation, an extension of the Maturity Date; and



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         WHEREAS,  pursuant to that certain letter  agreement dated November 15,
2000 by and among EFI, RFI, the Company, ERC and CSFB, the Maturity Date of the Bridge Loan was extended to January 5, 2001; and

         WHEREAS, pursuant to that certain letter agreement dated December 21, 2000 by and among EFI, RFI, the Company, ERC, Avenue Plaza, Equivest Louisiana and CSFB, the Maturity Date of the Bridge Loan was extended to January 31, 2001; and

         WHEREAS, pursuant to that certain letter agreement dated January 31, 2001 by and among EFI, RFI, the Company, ERC, Avenue Plaza, Equivest Louisiana and CSFB, the Maturity Date of the Bridge Loan was extended to February 16, 2001; and

         WHEREAS, pursuant to that certain letter agreement dated March 22, 2001 by and among EFI, RFI, the Company, ERC, Avenue Plaza, Equivest Louisiana and CSFB, the Maturity Date of the Bridge Loan was extended to March 30, 2001; and

         WHEREAS, pursuant to that certain letter agreement dated March 30, 2001 by and between EFI, RFI, the Company, ERC, Avenue Plaza, Equivest Louisiana and CSFB, the Maturity Date of the Bridge Loan was extended to April 20, 2001; and

         WHEREAS, the Original Bridge Loan Agreement, as amended and modified by that certain Loan Modification Agreement dated as of December 11, 1998, by that certain November 15, 2000 letter agreement, by that certain December 21, 2000 letter agreement, by that certain January 31, 2001 letter agreement, by that certain March 22, 2001 letter agreement, by that certain March 30, 2001 letter agreement and by any other amendments and modifications thereto shall be collectively referred to herein as the "Bridge Loan Agreement."

         WHEREAS, the Company, Equivest Finance, Inc., a Florida corporation ("Equivest--Florida"), ERC and CSFB are parties to that certain Loan and Security Agreement dated as of August 25, 1998 (the "Original Long Wharf Loan Agreement"), pursuant to which CSFB agreed to make a loan to Company in the maximum principal amount of $11,500,000, to be guaranteed, jointly and severally, by Equivest--Florida and ERC, all pursuant to the terms, provisions, and conditions set forth in such Loan Agreement and various other documents and instruments (the "Long Wharf Loan"), including but not limited to that certain Mortgage Promissory Note dated August 25, 1998, made by the Company to the order of CSFB in the original principal amount of $6,500,000 (the "Mortgage Note"), that certain Receivables Promissory Note dated August 25, 1998, made by Company to the order of CSFB in the original principal amount of $5,000,000 (the "Receivables Note"), and that certain Mortgage, Security Agreement, and Assignment of Leases and Rents dated August 25, 1998, executed by Company in favor of CSFB as partial security for the Long Wharf Loan, recorded in the


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Newport Land Evidence Records in Book 821, at Page 342; and

         WHEREAS, pursuant to that certain letter agreement dated December 2, 1998, CSFB consented to the reincorporation of Equivest--Florida as a Delaware corporation and EFI, among other things, agreed that the Original Long Wharf Loan Agreement and all related documents and instruments to which
Equivest--Florida is a party constitute the legal, valid, and binding obligations of EFI; and

         WHEREAS, pursuant to that certain Loan Modification Agreement dated as of December 11, 1998, by and among EFI, RFI, the Company, ERC, and CSFB, certain amendments and modifications to the Original Long Wharf Loan Agreement were made and the Company executed in favor of CSFB that certain Amended and Restated Receivables Promissory Note dated December 11, 1998 and that certain Amended and Restated Mortgage Promissory Note dated December 11, 1998; and

         WHEREAS, pursuant to that certain Second Loan Modification Agreement dated as of June 8, 1999, by and among EFI, the Company, ERC and CSFB, certain additional amendments and modifications to the Original Long Wharf Loan Agreement were made, and the Company executed that certain Second Amended and Restated Mortgage Promissory Note dated June 4, 1999 in favor of CSFB; and

         WHEREAS, pursuant to that certain letter agreement dated November 15, 2000 by and among EFI, RFI, the Company, ERC and CSFB, the Maturity Date of the Long Wharf Loan was extended to January 5, 2001; and

         WHEREAS, pursuant to that certain letter agreement dated December 21, 2000 by and among EFI, RFI, the Company, ERC, Avenue Plaza, Equivest Louisiana and CSFB, the Maturity Date of the Long Wharf Loan was extended to January 31, 2001; and

         WHEREAS, pursuant to that certain letter agreement dated January 31, 2001 by and among EFI, RFI, the Company, ERC, Avenue Plaza, Equivest Louisiana and CSFB, the Maturity Date of the Long Wharf Loan was extended to February 16, 2001; and

         WHEREAS, pursuant to that certain letter agreement dated March 22, 2001 by and among EFI, RFI, the Company, ERC, Avenue Plaza, Equivest Louisiana and CSFB, the Maturity Date of the Long Wharf Loan was extended to March 30, 2001; and

         WHEREAS, pursuant to that certain letter agreement dated March 30, 2001 by and between EFI, RFI, the Company, ERC, Avenue Plaza, Equivest Louisiana and CSFB, the Maturity Date of the Long Wharf Loan was extended to April 20, 2001; and



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         WHEREAS,  the  Original  Long Wharf  Loan  Agreement,  as  amended  and modified by that certain December 2, 1998 letter agreement, by that certain Loan Modification Agreement dated as of December 11, 1998, by that certain Second Loan Modification Agreement dated as of June 8, 1999, by that certain letter agreement dated November 15, 2000, by that certain December 21, 2000 letter agreement, by that certain January 31, 2001 letter agreement, by that certain March 22, 2001 letter agreement, by that certain March 30, 2001 letter agreement and by any other amendments and modifications thereto shall be collectively referred to herein as the "Long Wharf Loan Agreement"; and

         WHEREAS, Coconut Malorie has executed that certain Acquisition and Development Promissory Note dated as of March 26, 1999 in favor of CSFB as evidence of the loan by CSFB to Coconut Malorie in the maximum principal amount of $4,521,150 (the "Ocean City Note"), and pursuant to the terms, provisions, and conditions set forth in Ocean City Note and various other documents and instruments as such documents or instruments may have been amended or modified (the "Ocean City Loan"), including but not limited to that certain Acquisition and Development Loan Agreement dated as of October 24, 1997, by and between RFI and Coconut Malorie, as secured by that certain Mortgage and Security Agreement and UCC-1 Financing Statement, dated October 24, 1997, executed by Coconut Malorie in favor of RFI, recorded in Liber 2445, at Folio 574 of the Land Records of Worcester County, Maryland, as assigned by RFI to CSFB pursuant to that certain Assignment of Mortgage and Other Loan Documents dated March 26, 1999 by RFI to and in favor of CSFB, and as guaranteed, jointly and severally, by EFI and Equivest Maryland pursuant to that certain Guaranty and Subordination Agreement dated March 26, 1999;

         WHEREAS, pursuant to that certain letter agreement dated November 15, 2000 by and among EFI, RFI, the Company, ERC and CSFB, the Maturity Date of the Ocean City Loan was extended to January 5, 2001; and

         WHEREAS, pursuant to that certain letter agreement dated December 21, 2000 by and among EFI, RFI, the Company, ERC, Avenue Plaza, Equivest Louisiana and CSFB, the Maturity Date of the Ocean City Loan was extended to January 31, 2001; and

         WHEREAS, pursuant to that certain letter agreement dated January 31, 2001 by and among EFI, RFI, the Company, ERC, Avenue Plaza, Equivest Louisiana and CSFB, the Maturity Date of the Ocean City Loan was extended to February 16, 2001; and

         WHEREAS, pursuant to that certain letter agreement dated March 22, 2001 by and among EFI, RFI, the Company, ERC, Avenue Plaza, Equivest Louisiana and CSFB, the Maturity Date of the Ocean City Loan was extended to March 30, 2001; and



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

         WHEREAS, pursuant to that certain letter agreement dated March 30, 2001 by and between EFI, RFI, the Company, ERC, Avenue Plaza, Equivest Louisiana and CSFB, the Maturity Date of the Ocean City Loan was extended to April 20, 2001; and

         WHEREAS, as evidence of the loan by CSFB to Avenue Plaza in the maximum principal amount of $19,000,000 as the documents or instruments evidencing or securing such loan may have been amended or modified (the "Avenue Plaza Loan"), CSFB is the owner and holder of that certain Promissory Note dated December 19, 1997, made by Avenue Plaza to the order of CSFB in the original principal amount of $19,000,000 (the "Avenue Plaza Note"), which is secured in part by that certain Act of Mortgage, Security Agreement and Assignment of Leases and Rentals dated December 19, 1997, executed by Avenue Plaza in favor of CSFB and recorded in the mortgage office under MIN 447902, and in the conveyance office under CIN 152019, N.A. No. 98-01491, Orleans Parish, Louisiana, together with an Assignment of Certificates, Permits, Licenses, Approvals, Bonds, and Warranties, an Assignment of Management Agreement, and an Assignment of Borrower's Rights as Developer Under Declaration and Bylaws, each of which is dated December 19, 1997, and executed by Avenue Plaza in favor of CSFB, and which is absolutely and unconditionally guaranteed pursuant to that certain Guaranty and Subordination Agreement dated December 19, 1997 by Kosmas Group International, Inc., formerly known as Kosmas Resort Group, Inc. ("KGI"); and

         WHEREAS, pursuant to that certain Purchase Agreement dated as of February 16, 1999, by and among EFI, KGI, and various other parties, KGI agreed to sell to EFI or its designee all right, title, and interest of KGI in and to Avenue Plaza, and EFI agreed to purchase or cause the purchase of same from KGI and, pursuant to that certain Loan Assumption Agreement dated as of March 26, 1999, by and among Credit Suisse First Boston Structured Loan Participations, Series 1998-P1 Corporation, a Delaware corporation ("CSFB 1998-P1"), EFI, Equivest Louisiana and Avenue Plaza, (i) CSFB 1998-P1 consented to Equivest Louisiana's acquisition of all right, title, and interest of KGI in and to
Avenue Plaza, and (ii) EFI, Equivest Louisiana and Avenue Plaza ratified, reaffirmed and assumed all of the terms, provisions, conditions, representations, covenants, warranties, responsibilities and obligations under the Avenue Plaza Loan, as guaranteed by EFI and by Equivest Louisiana pursuant to that certain Guaranty and Subordination Agreement dated March 26, 1999; and

         WHEREAS, pursuant to that certain letter agreement dated December 21, 2000 by and among EFI, RFI, the Company, ERC, Avenue Plaza, Equivest Louisiana and CSFB as the then owner and holder of the Avenue Plaza Note, the Maturity Date of the Avenue Plaza Loan was extended to January 31, 2001; and

         WHEREAS, pursuant to that certain letter agreement dated January 31, 2001 by and among EFI, RFI, the Company, ERC, Avenue Plaza, Equivest Louisiana


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and CSFB,  the  Maturity  Date of the Avenue Plaza Loan was extended to February
16, 2001; and

         WHEREAS, pursuant to that certain letter agreement dated March 22, 2001 by and among EFI, RFI, the Company, ERC, Avenue Plaza, Equivest Louisiana and CSFB, the Maturity Date of the Avenue Plaza Loan was extended to March 30, 2001; and

         WHEREAS, pursuant to that certain letter agreement dated March 30, 2001 by and between EFI, RFI, the Company, ERC, Avenue Plaza, Equivest Louisiana and CSFB, the Maturity Date of the Avenue Plaza Loan was extended to April 20, 2001; and

         WHEREAS, CSFB, Bluebeard, Castle, Kosmas Caribbean Holdings Corporation ("KCHC"), KGI, and Steven P. Kosmas ("Kosmas"), in his individual capacity, are parties to that certain Loan and Security Agreement dated as of July 30, 1998 (the "Original Bluebeard Loan Agreement") pursuant to which CSFB agreed to make a loan to Bluebeard, Castle, KCHC, KGI and Kosmas in the maximum principal amount of $31,000,000) (the "Bluebeard Loan"), which is evidenced by that certain Acquisition/Development Promissory Note dated July 30, 1998, made by Bluebeard, Castle and KCHC to the order of CSFB in the original principal amount of $17,000,000 and that certain Receivables Promissory Note dated July 30, 1998, made by Bluebeard, Castle and KCHC to the order of CSFB in the original principal amount of $14,000,000 (together, the "Bluebeard Notes") and which is secured in part by that certain Mortgage, Security Agreement, and Assignment of Leases and Rents dated July 30, 1998, executed by Castle and Bluebeard in favor of CSFB and recorded on August 10, 1998, in Book 50G, at Page 127, as Document No. 3401 in the Office of the Recorder of Deeds for the Judicial District of St. Thomas and St. John, Territory of the United States Virgin Islands (the "Bluebeard Mortgage"), and which is further secured by a Collateral Assignment of Construction Contracts, a Collateral Assignment of Architect's and Engineer's Agreements and Plans and Specifications, a Collateral Assignment of Management Agreements, a Collateral Assignment of Certificates, Permits, Licenses, Approvals, Bonds, and Warranties, a Collateral Assignment of Borrowers' Rights Under the Applicable Declarations and Bylaws, a Collateral Assignment of Trademarks, Trade Names, Service Marks, Copyrights, and Other Intellectual Property, and various other documents and instruments, all for the benefit of CSFB and/or RFI, as appropriate, and their respective successors and assigns; and

         WHEREAS, pursuant to the terms and provisions of that certain Acquisition/ Development Payment Guaranty dated July 30, 1998, executed by KGI to and in favor of CSFB, and that certain Receivables Payment Guaranty dated July 30, 1998 (the "Bluebeard Receivables Guaranty"), executed by KGI to and in favor of CSFB, KGI absolutely and unconditionally guaranteed and promised to pay to CSFB or its successors and assigns, any and all principal, interest, and other amounts of any and every possible character or description due CSFB or its successors or assigns pursuant to the Bluebeard Notes, the Bluebeard Mortgage,


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

or any of the other documents or instruments that evidence and/or secure the Bluebeard Loan, and to perform fully, completely, and punctually all other terms, covenants, obligations, and conditions contained therein. All of CSFB's right, title, and interest in and to the Bluebeard Receivables Guaranty have been assigned to RFI, pursuant to that certain Loan Assignment Agreement, as such term is hereinbelow defined; and

         WHEREAS, pursuant to that certain Completion Guaranty dated July 30, 1998 (the "Bluebeard Completion Guaranty"), executed by KGI and Kosmas to and in favor of CSFB, KGI and Kosmas absolutely and unconditionally guaranteed and promised to pay to CSFB all funds required for the full and final completion of the Financed Improvements in accordance with the Plans therefor and all Applicable Laws, together with the ADA Remedial Work (as such terms are defined in the Bluebeard Completion Guaranty), all in the time frame and manner prescribed by the Original Bluebeard Loan Agreement; and

         WHEREAS, pursuant to that certain Loan Assignment Agreement dated as of September 18, 1998, by and between CSFB and RFI (the "Loan Assignment Agreement"), CSFB sold, assigned, transferred, granted, and conveyed unto RFI, absolutely and unconditionally, all of CSFB's rights, title, and interest in and to the Receivables Component (as such term is defined in the Original Bluebeard Loan Agreement) of the Bluebeard Loan; and

         WHEREAS, pursuant to that certain Purchase Agreement dated as of February 16, 1999, by and among EFI, KGI, KCHC, and various other parties, KCHC agreed to sell to EFI or its designee all issued and outstanding capital stock of Castle and Bluebeard and, pursuant to that certain Loan Assumption Agreement dated as of March 30, 1999 by and among CSFB, RFI, EFI, Equivest St. Thomas, Bluebeard and Castle, (i) CSFB consented to Equivest St. Thomas' acquisition of all issued and outstanding capital stock of Castle and Bluebeard, and (ii) EFI, Equivest St. Thomas, Bluebeard and Castle ratified, reaffirmed and assumed all of the terms, provisions, conditions, representations, covenants, warranties, responsibilities and obligations under the Bluebeard Loan, as guaranteed by (a) that certain Completion Guaranty dated as of March 30, 1999 executed by EFI and Equivest St. Thomas in favor of CSFB, (b) that certain Acquisition/Development Payment Guaranty dated as of March 30, 1999 executed by EFI and Equivest St. Thomas in favor of CSFB, and (c) that certain Receivables Payment Guaranty dated as of March 30, 1999 executed by EFI and Equivest St. Thomas in favor of RFI (as assigned by RFI in favor of CSFB pursuant to that certain Assignment of Underlying Guaranty dated as of March 30, 1999); and

         WHEREAS, the Original Bluebeard Loan Agreement, as amended and modified pursuant to that certain Loan Assignment Agreement dated as of September 18, 1998, by that certain Loan Assumption Agreement dated as of March 30, 1999, and


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

by any other amendments and modifications thereto, shall be collectively referred to herein as the "Bluebeard Loan Agreement; and

         WHEREAS, CSFB, RFI and EFI are parties to that certain Loan and Security Agreement dated as of November 14, 1997 (the "Original A&D Loan Agreement") pursuant to which CSFB agreed to make a loan to RFI in the maximum principal amount of $30,000,000 for purposes of financing acquisition and development loans originated by RFI (the "A&D Loan"), which is evidenced by that certain Promissory Note dated November 14, 1997, made by RFI to the order of CSFB in the original principal amount of $30,000,000 and which is secured by various other documents and instruments and which is guaranteed pursuant to that certain Guaranty dated November 14, 1997 and executed by EFI in favor of CSFB; and

         WHEREAS, pursuant to that certain letter agreement dated November 15, 2000 by and among EFI, RFI, the Company, ERC and CSFB, the Maturity Date of the A&D Loan was extended to January 5, 2001; and

         WHEREAS, pursuant to that certain letter agreement dated December 21, 2000 by and among EFI, RFI, the Company, ERC, Avenue Plaza, Equivest Louisiana and CSFB, the Maturity Date of the A&D Loan was extended to January 31, 2001; and

         WHEREAS, pursuant to that certain letter agreement dated January 31, 2001 by and among EFI, RFI, the Company, ERC, Avenue Plaza, Equivest Louisiana and CSFB, the Maturity Date of the A&D Loan was extended to February 16, 2001; and

         WHEREAS, pursuant to that certain letter agreement dated March 22, 2001 by and among EFI, RFI, the Company, ERC, Avenue Plaza, Equivest Louisiana and CSFB, the Maturity Date of the A&D Loan was extended to March 30, 2001; and

         WHEREAS, pursuant to that certain letter agreement dated March 30, 2001 by and between EFI, RFI, the Company, ERC, Avenue Plaza, Equivest Louisiana and CSFB, the Maturity Date of the A&D Loan was extended to April 20, 2001; and

         WHEREAS, the Original A&D Loan Agreement, as amended and modified by that certain letter agreement dated November 15, 2000, by that certain December 21, 2000 letter agreement, by that certain January 31, 2001 letter agreement, by that certain March 22, 2001 letter agreement, by that certain March 30, 2001 letter agreement and by any other amendments and modifications thereto shall be collectively referred to herein as the "A&D Loan Agreement"; and

         WHEREAS, Borrowers, Guarantors and CSFB desire to amend the terms of the Bridge Loan, the Long Wharf Loan, the Ocean City Loan, the Avenue Plaza Loan, the Bluebeard Loan, and the A&D Loan (individually, the "Loan" and collectively, the "Loans") in order to extend the Maturity Date of each Loan and to otherwise amend the terms, provisions, and conditions of the Bridge Loan


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Agreement,  the Long Wharf Loan Agreement, the Ocean City Note, the Avenue Plaza
Note, the Bluebeard Loan Agreement, and the A&D Loan Agreement in the manner permitted thereby (the Bridge Loan Agreement, the Long Wharf Loan Agreement, the Ocean City Note, the Avenue Plaza Note, the Bluebeard Loan Agreement, and the A&D Loan Agreement, together with any and all promissory notes, guaranties, assignments, mortgages, financing statements, exhibits and all other related documents or instruments and all amendments or modifications to any of the above executed in connection therewith shall be referred to herein collectively as the "Applicable Loan Documents", and references herein to "Loan Documents" shall mean the relevant Loan Documents for each Loan).

         NOW, THEREFORE, for and in consideration of the premises and mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                               SECTION 1: GENERAL

         1.1 DEFINITIONS. Except as otherwise provided herein to the contrary or unless the context otherwise requires, all capitalized terms used in this Master Modification Agreement shall have the meanings ascribed to them in the Applicable Loan Documents.

         1.2 MASTER MODIFICATION CLOSING DATE. As used herein, the "Master Modification Closing Date" shall mean April 20, 2001, the date of this Master Modification Agreement.

         1.3 AGGREGATE LOAN AMOUNT. As used herein, the "Aggregate Loan Amount" shall mean the sum of the principal balances outstanding as of Master Modification Closing Date or from time to time thereafter for the Bridge Loan, the Long Wharf Loan, the Ocean City Loan, the Avenue Plaza Loan, the Bluebeard Loan, and the A&D Loan; the Aggregate Loan Amount as of April 17, 2001 is $38,824,006.87.

         1.4 ADDITIONAL LOANS. Attached hereto as Exhibit "A" is a listing of all loans made by third party lenders to one or more of the Borrowers, each of which listed loan has an outstanding principal balance in excess of $500,000, as of the Master Modification Closing Date, which is incorporated herein by this reference (individually, the "Additional Loan" and collectively, the "Additional Loans").



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

                             SECTION 2: BRIDGE LOAN

         2.1 BORROWER AND LENDER. As of the date hereof, the term "Borrower" when used with respect to the Bridge Loan or Loan Documents for the Bridge Loan shall mean the Company, ERC, RFI and EFI collectively, and the term "Lender" shall mean CSFB, regardless of how "Borrower" and "Lender" may previously have been defined in any Loan Documents for the Bridge Loan executed prior to the date hereof.

         2.2 MATURITY DATE. The definition of Maturity Date in Section 1.56 of the Bridge Loan Agreement is hereby deleted and replaced with the following:

                     1.56 MATURITY DATE. The Loan shall mature and be payable in full on February 16, 2002 ("Maturity Date") as long as no Default or Event of Default exists under any loan document or security agreement with respect to any of the Loans. Notwithstanding the foregoing, (a) in no event shall the Maturity Date of the Bridge Loan be extended to a date subsequent to the maturity date of any of the Additional Loans including, without limitation, any loan or loans from Bank of America to Borrowers, and (b) if an earlier maturity date or acceleration event should occur with respect to any of the Additional Loans, through a default or otherwise, the Maturity Date of the Bridge Loan will become co-terminus with the maturity date of such other Additional Loan.

         2.3 NOTE. The definition of Note in Section 1.61 of the Bridge Loan Agreement is hereby deleted and replaced with the following:

                     1.61 NOTE. That certain Second Amended and Restated Promissory Note that evidences the Loan, dated as of April 20, 2001, made and executed by Borrower to the order of Lender and delivered to Lender concurrently with Borrower's execution of the Master Modification Agreement, together with any renewals or refinancing note or notes delivered in substitution therefor or other amendments or supplements thereto, collectively referred to as the "Note".

                           SECTION 3: LONG WHARF LOAN

         3.1 BORROWER, GUARANTORS AND LENDER. As of the date hereof, the term "Borrower" when used with respect to the Long Wharf Loan or the Loan Documents for the Long Wharf Loan shall mean the Company, the term "Guarantors" shall mean EFI and ERC collectively, and the term "Lender" shall mean CSFB, regardless of how "Borrower," "Guarantors," and "Lender" may previously have been defined in any Loan Documents for the Long Wharf Loan executed prior to the date hereof.

         3.2 MATURITY DATE. The definition of Maturity Date in Section 1.50 of the Long Wharf Loan Agreement is hereby deleted and replaced with the following:

                     1.50 MATURITY DATE. The Loan shall mature and be payable in full on February 16, 2002 ("Maturity Date") as long as no Default or Event of Default exists under any loan document or security agreement with respect to any of the Loans. Notwithstanding the foregoing, (a) in no event shall the Maturity Date of the Long Wharf Loan be extended to a date subsequent to the maturity date of any of the Additional Loans including, without limitation, any loan or loans from Bank of America to Borrowers, and (b) if an earlier maturity date or acceleration event should occur with respect to any of the Additional Loans, through a default or otherwise, the Maturity Date of the Long Wharf Loan will become co-terminus with the maturity date of such other Additional Loan.

         3.3 MORTGAGE NOTE. The definition of Mortgage Note in Section 1.56 of the Long Wharf Loan Agreement is hereby deleted and replaced with the following:

                     1.56 MORTGAGE NOTE. That certain Third Amended and Restated Mortgage Promissory Note that evidences the Mortgage Component of the Loan, dated as of April 20, 2001, in the original principal amount of SIX MILLION FIVE HUNDRED THOUSAND DOLLARS ($6,500,000), made and executed by Borrower to the order of Lender and delivered to Lender concurrently with Borrower's and Guarantors' execution of the Master Modification Agreement, together with any renewals or refinancing note or notes delivered in substitution therefor or other amendments or supplements thereto, collectively referred to as the "Mortgage Note".

         3.4 MORTGAGE PAYMENT GUARANTY. The definition of Mortgage Payment Guaranty in Section 1.57 of the Long Wharf Loan Agreement is hereby deleted and replaced with the following:

                     1.57 MORTGAGE PAYMENT GUARANTY. That certain Amended and Restated Mortgage Payment Guaranty dated as of April 20, 2001 executed by Guarantors in favor of Lender, pursuant to which the Guarantors absolutely and unconditionally guarantee payment of any and all amounts due Lender in connection with the Mortgage Component of the Loan, pursuant to the Loan Documents, together with any renewals or amended guaranties delivered in substitution therefor or other amendments or supplements thereto, collectively referred to as the "Mortgage Payment Guaranty".

                           SECTION 4: OCEAN CITY LOAN

         4.1 BORROWER, GUARANTOR AND LENDER. As of the date hereof, the term "Borrower" when used with respect to the Ocean City Loan or the Loan Documents for the Ocean City Loan shall mean Coconut Malorie, the term "Guarantor" shall mean EFI and Equivest Maryland collectively, and the term "Lender" shall mean CSFB, regardless of how "Borrower," "Guarantor" and "Lender" may previously have been defined in any Loan Documents for the Ocean City Loan executed prior to the date hereof.

         4.2 AMENDED AND RESTATED ACQUISITION AND DEVELOPMENT PROMISSORY NOTE. As of the date hereof and in consideration of CSFB's entering this Master Modification Agreement, Coconut Malorie has executed that certain Amended and Restated Acquisition and Development Promissory Note which reflects the amended Maturity Date of February 16, 2002, with respect to the Ocean City Loan.

         4.3 AMENDED AND RESTATED GUARANTY AND SUBORDINATION AGREEMENT. As of the date hereof and in consideration of CSFB's entering this Master Modification Agreement, EFI and Equivest Maryland have executed that certain Amended and Restated Guaranty and Subordination Agreement.

                          SECTION 5: AVENUE PLAZA LOAN

         5.1 BORROWER, GUARANTOR AND LENDER. As of the date hereof, the term "Borrower" when used with respect to the Avenue Plaza Loan or the Loan Documents for the Avenue Plaza Loan shall mean Avenue Plaza, the term "Guarantor" shall mean EFI and Equivest Louisiana collectively, and the term "Lender" shall mean CSFB, regardless of how "Borrower," "Guarantor" and "Lender" may previously have been defined in any Loan Documents for the Avenue Plaza Loan executed prior to the date hereof.

         5.2 AMENDED AND RESTATED PROMISSORY NOTE. As of the date hereof and in consideration of CSFB's entering this Master Modification Agreement, Avenue
Plaza has executed that certain Amended and Restated Promissory Note which reflects the amended Maturity Date of February 16, 2002, with respect to the Avenue Plaza Loan.

         5.3 AMENDED AND RESTATED GUARANTY AND SUBORDINATION AGREEMENT. As of the date hereof and in consideration of CSFB's entering this Master Modification Agreement, EFI and Equivest Louisiana have executed that certain Amended and Restated Guaranty and Subordination Agreement.

                            SECTION 6: BLUEBEARD LOAN

         6.1 BORROWERS, GUARANTOR AND LENDER. As of the date hereof, the term "Borrowers" when used with respect to the Bluebeard Loan or the Loan Documents for the Bluebeard Loan shall mean Bluebeard and Castle collectively, the term "Guarantor" shall mean EFI and Equivest St. Thomas collectively, and the term

"Lender" shall mean CSFB, regardless of how "Borrowers," "Guarantor" and "Lender" may previously have been defined in any Loan Documents for the Bluebeard Loan executed prior to the date hereof.

         6.2     ACQUISITION/DEVELOPMENT     NOTE.     The     definition     of
Acquisition/Development Note in Section 1.2 of the Bluebeard Loan Agreement is hereby deleted and replaced with the following:

                     1.2 ACQUISITION/DEVELOPMENT NOTE. That certain Amended and Restated Acquisition/Development Promissory Note that evidences the Acquisition/Development Component of the Loan, dated as of April 20, 2001, in the original principal amount of SEVENTEEN MILLION DOLLARS ($17,000,000), made and executed by Borrowers to the order of Lender and delivered to Lender concurrently with Borrowers' and Guarantor's execution of the Master Modification Agreement, together with any renewals or refinancing note or notes delivered in substitution therefor or other amendments or supplements thereto, collectively referred to as the "Acquisition/Development Note".

         6.3   ACQUISITION/DEVELOPMENT   PAYMENT  GUARANTY.  The  definition  of
Acquisition/Development Payment Guaranty in Section 1.3 of the Bluebeard Loan Agreement is hereby deleted and replaced with the following:

                     1.3 ACQUISITION/DEVELOPMENT PAYMENT GUARANTY. That certain Amended and Restated Acquisition/Development Payment Guaranty dated as of April 20, 2001 executed by Guarantor in favor of Lender, pursuant to which Guarantor absolutely and unconditionally guarantees payment of any and all amounts due Lender in connection with the Acquisition/Development Component of the Loan, pursuant to the Loan Documents, together with any renewals or amended guaranties delivered in substitution therefor or other amendments or supplements thereto, collectively referred to as the "Acquisition/Development Payment Guaranty".

         6.4 MATURITY DATE. The definition of Maturity Date in Section 1.61 of the Bluebeard Loan Agreement is hereby deleted and replaced with the following:

                     1.61 MATURITY DATE. The Loan shall mature and be payable in full on February 16, 2002 ("Maturity Date") as long as no Default or Event of Default exists under any loan document or security agreement with respect to any of the Loans. Notwithstanding the foregoing, (a) in no event shall the Maturity Date of the Bluebeard Loan be extended to a date subsequent to the maturity date of any of the Additional Loans including, without limitation, any loan or loans from Bank of America to Borrowers, and (b) if an earlier maturity date or acceleration event should occur with respect to any of the Additional Loans, through a default or otherwise, the Maturity Date of the Bluebeard Loan will become co-terminus with the maturity date of such other Additional loan.

                               SECTION 7: A&D LOAN

         7.1 BORROWER, GUARANTOR AND LENDER. As of the date hereof, the term "Borrower" when used with respect to the A&D Loan or the Loan Documents for the A&D Loan shall mean RFI, the term "Guarantor" shall mean EFI, and the term "Lender" shall mean CSFB, regardless of how "Borrower," "Guarantor" and "Lender" may previously have been defined in any Loan Documents for the A&D Loan executed prior to the date hereof.

         7.2 GUARANTY. The definition of Guaranty in Section 1.48 of the A&D Loan Agreement is hereby deleted and replaced with the following:

                      1.48 GUARANTY. That certain Amended and Restated Guaranty dated as of April 20, 2001 executed by Guarantor and delivered to Lender concurrently with Borrower's and Guarantor's execution and delivery of the Master Modification Agreement, together with any renewals or amended guaranties delivered in substitution therefor or other amendments or supplements thereto, collectively referred to as the "Guaranty". The Guaranty shall be the absolute and unconditional guaranty of payment and performance of the Loan and all amounts secured by or under the Loan Documents.

         7.3 MATURITY DATE. The definition of Maturity Date in Section 1.65 of the A&D Loan Agreement is hereby deleted and replaced with the following:

                     1.65 MATURITY DATE. The Loan shall mature and be payable in full on February 16, 2002 ("Maturity Date") as long as no Default or Event of Default exists under any loan document or security agreement with respect to any of the Loans. Notwithstanding the foregoing, (a) in no event shall the Maturity Date of the A&D Loan be extended to a date subsequent to the maturity date of any of the Additional Loans including, without limitation, any loan or loans from Bank of America to Borrowers, and (b) if an earlier maturity date or acceleration event should occur with respect to any of the Additional Loans, through a default or otherwise, the Maturity Date of the A&D Loan will become co-terminus with the maturity date of such other Additional Loan.

         7.4 NOTE. The definition of Note in Section 1.69 of the A&D Loan Agreement is hereby deleted and replaced with the following:

                     1.69 NOTE. That certain Amended and Restated Promissory Note that evidences the Loan, dated as of April 20, 2001, made and executed by Borrower to the order of Lender and delivered to Lender concurrently with Borrower's and Guarantor's execution of the Master Modification Agreement, together with any renewals or refinancing note or notes delivered in substitution therefor or other amendments or supplements thereto, collectively referred to as the "Note".

         7.5 SUBSTITUTION OF COLLATERAL. Notwithstanding anything to the contrary set forth herein, in the A&D Loan Agreement or in the Loan Documents for the A&D Loan, CSFB's substitution of collateral pursuant to those two separate Assignments of Mortgage and Other Loan Documents and that certain Assignment of Deed of Trust and Other Loan Documents executed as of the date hereof in relation to Wachesaw Resort, Coconut Palms Resort and Riverside
Resort, respectively (the "Assignments of Mortgage"), and pursuant to those three separate Assignments of Underlying Guaranty executed as of the date hereof in relation to Wachesaw Resort, Coconut Palms Resort and Riverside Resort, respectively (the "Assignments of Guaranty"), shall in no way diminish or otherwise affect CSFB's rights and remedies under the A&D Loan Agreement or the Loan Documents for the A&D Loan, and such rights and remedies shall continue in full force and effect and the validity and enforceability of the A&D Loan Agreement or the Loan Documents for the A&D Loan shall not be affected by the terms of the Assignments of Mortgage or by the terms of the Assignments of Guaranty.

                           SECTION 8: ADDITIONAL TERMS

         8.1 COMMITMENT FEE. In consideration of entering this Master Modification Agreement, CSFB has earned a commitment fee equal to one percent (1%) of the Aggregate Loan Amount as of the Master Modification Closing Date, which shall be payable in three equal installments; the first one-third (1/3) payment is due on the Master Modification Closing Date, the second one-third
(1/3) payment is due thirty (30) days after the Master Modification Closing Date; and the final one-third (1/3) payment is due sixty (60) days after the Master Modification Closing Date. Failure to make any required payments set forth herein shall constitute an Event of Default under each of the Loans.

         8.2 WARRANTS. As of the date hereof, EFI has issued warrants to CSFB to purchase 200,000 shares of common stock of EFI with an exercise price equal to the VWAP as of the Master Modification Closing Date and an expiration date of five (5) years after the Master Modification Closing Date. As of the date hereof, EFI has issued warrants to CSFB to purchase 200,000 shares of common stock of EFI with an exercise price of VWAP plus $.50 per share and an expiration date of five (5) years after the Master Modification Closing Date. As used in this Master Modification Agreement, "VWAP" shall mean the volume-weighted average trading price of the EFI common stock twenty (20) business days preceding a particular measuring date. A form of the Warrant Agreement is attached hereto as Exhibit "B" and incorporated herein by this reference.

         8.3 ADDITIONAL CONSIDERATION. If the Aggregate Loan Amount is not paid in full by the Maturity Date of each of the Loans as set forth hereunder, EFI shall issue to CSFB $500,000 in EFI common stock valued at the VWAP as of such Maturity Date; provided, however, if the Aggregate Loan Amount outstanding at the Maturity Date of each of the Loans as set forth hereunder is less than $10 million, EFI will pay CSFB in cash an amount equal to 1% of such Aggregate Loan Amount as of such Maturity Date. In such event, EFI shall not be obligated to pay CSFB $500,000 in EFI common stock valued at the VWAP as of such Maturity Date.

         8.4 POTENTIAL SALE OF WASHINGTON, DC PROPERTY. EFI and EFI DC have offered to sell the property owned by EFI DC located at 2501 Pennsylvania Avenue, N.W., Washington, D.C. (the "DC Property"). Upon the consummation and closing of such sale, EFI and EFI DC agree to cause any escrow agent or title company responsible for such closing to remit directly to CSFB an amount of proceeds equal to $2,500,000 (regardless of the gross purchase price or net proceeds) in return for satisfaction and discharge of the CSFB first mortgage encumbering the DC Property ("DC Property Proceeds"). CSFB will apply such DC Property Proceeds to the Loan or Loans then outstanding at the time such DC Property Proceeds are received by CSFB; provided, however, that if any amount is outstanding with respect to the Bridge Loan at the time such DC Property Proceeds are received by CSFB, the DC Property Proceeds will be used initially to pay off the Bridge Loan in full and any additional DC Property Proceeds will be applied by CSFB to reduce the balance of a Loan or Loans as set forth and in accordance with the listing attached hereto as Exhibit "C" and incorporated herein by this reference. CSFB reserves the right at any time to amend the order of payoff of the Loans listed on Exhibit "C" in which case CSFB shall provide a revised and updated list of Loans, outstanding balances and payoff priority to Borrowers and CSFB's servicing agent at least thirty (30) days prior to any change in such list. It is expressly understood and agreed that, upon the receipt by CSFB of all sums due and owing to CSFB under the Bridge Loan or any other Loan or Loans, CSFB shall issue to the applicable Borrower a full satisfaction and discharge of applicable loan documentation, thereby releasing any liens or security interests in favor of CSFB with respect to the related collateral securing such paid off Loan or Loans.

         8.5 DIRECT ASSIGNMENT OF NOTES AND MORTGAGES. CSFB, EFI and RFI agree that with respect to the A&D Loan, the parties will terminate the collateral assignments and related security documents with respect to each of the remaining RFI loans to various underlying borrowers which loans have been pledged and assigned to CSFB by RFI as collateral for the A&D Loan ("Underlying A&D Loan" or "Underlying A&D Loans") and RFI shall directly assign to CSFB the promissory note evidencing each such Underlying A&D Loan and the corresponding mortgage (encumbering Coconut Palms, Riverside Suites and Ellington at Wachecaw timeshare resorts, respectively) and financing statements and all related loan and security documents for each Underlying A&D Loan so that CSFB shall have as its collateral for each Underlying A&D Loan a promissory note for the full amount of such loan and corresponding mortgage encumbering each timeshare resort from each underlying borrower directly assigned to CSFB by RFI. Notwithstanding the foregoing, assignments to CSFB shall be subject to any residual collateral interest of RFI attaching to any Underlying A&D Loan prior to such assignment and, upon receipt by CSFB of all sums due and owing to CSFB under each assigned Underlying A&D Loan, CSFB shall re-assign all rights under such Underlying A&D Loan to RFI and thereby release any and all collateral and rights securing such paid off Underlying A&D Loan.

         8.6 LEGAL FEES. EFI agrees to reimburse CSFB on the Master Modification Closing Date for its legal expenses in negotiating and documenting the term sheet and this Master Modification Agreement (including any work performed subsequent to the date hereof relating to the terminations and assignments provided for under Section 8.5 directly above) in an amount not to exceed $50,000 in fees, plus reimbursable expenses incurred by Holland & Knight LLP.

         8.7 MONTHLY AMORTIZATION. EFI agrees to make monthly amortization payments to CSFB on the seventeenth (17th) day of each month according to Exhibit "D" attached hereto and incorporated herein by this reference. CSFB shall apply such funds initially to reduce and pay off the Bridge Loan in full and then to reduce the balance of a Loan or Loans in accordance with Exhibit "C" attached hereto, as such exhibit may be amended from time to time. Failure to make any scheduled monthly amortization payment shall constitute an Event of Default under each of the Loans.

         8.8 INFUSION OF FUNDS. EFI will use its best efforts to refinance each of the Loans in order to accelerate the paydowns to CSFB. In the event EFI is successful in raising additional funds through a debt offering (not including warehouse or receivables lines of credit, mortgage liens or any refinancing), 80% of the proceeds of such offering shall be payable to CSFB to reduce the balance of a Loan or Loans in accordance with Exhibit "C" attached hereto, as such exhibit may be amended from time to time.

         8.9 CROSS-COLLATERALIZATION AND CROSS DEFAULT. All of the Loans shall be cross-defaulted and cross-collateralized. Each Borrower hereby acknowledges and agrees that:

                     (a) Any Event of Default with respect to one or more of the Loans shall constitute an Event of Default under each of the remaining Loans and Loan Documents, thereby entitling CSFB to exercise any or all legal and equitable rights and remedies available to CSFB, whether pursuant to the Applicable Loan Documents or by operation of law;

                     (b) All liens, pledges, assignments, mortgages and security interests granted by any Borrower in favor of CSFB which constitute

           Collateral for each of the Loans shall constitute Collateral for each of the remaining Loans and for all obligations owed by any Borrower to CSFB; provided, however, that in the event any Loan is paid in full, CSFB, as a condition to such repayment, shall discharge the mortgage and any related security documents for such Loan at the time of such repayment.

         8.10 ADDITIONAL LOANS. Borrowers hereby represent, warrant and covenant to CSFB that none of Borrowers or any subsidiary or affiliate thereof is obligated or liable in any way for the repayment of any outstanding indebtedness to any CSFB, under any applicable loan documents or security agreements with respect to any Additional Loans, pursuant to which (i) a default or event of default currently exists, or (ii) a default or event of default will exist with the passage of time between the date hereof and February 16, 2002. In the event any of the Borrowers fail to comply with this provision such that a default or event of default exists or arises pursuant to any loan documents or security agreements, with respect to any Additional Loans, including, without limitation, any loan document or security agreement of Borrowers which matures prior to February 16, 2002, then such occurrence shall constitute an Event of Default under each of the Loan Documents evidencing the Loans, thereby entitling CSFB to exercise any and all legal and equitable rights and remedies available to it thereunder.

         Borrower's breach of a covenant, representation or warranty made under an Additional Loan shall constitute an Event of Default under the Loans.

         8.11 MONTHLY PAYDOWN REPORT. On or before the 15th of each calendar month, Borrowers shall provide both to CSFB and to Borrower's servicing agents for the Loans a monthly report in the form attached hereto as Exhibit "E" of the daily paydowns and remaining inventory at each of the resorts which in any way secure any of the Loans (the "Monthly Paydown Report").

         8.12 PAYMENT DEFAULT. Borrowers agree to notify CSFB in writing of any failure by Borrowers to make any required payment to any lender on the date such payment is due to such lender pursuant to such lender's loan documents or security agreements, either during the term of the loan or at the loan's maturity ("Payment Default"). Such notice shall be hand-delivered at the address set forth above or delivered by Facsimile (212-325-6540) to Michael Criscito at CSFB immediately after such Payment Default occurs. In the event Borrowers have cure rights under any loan document or security agreement with respect to any such Payment Default, Borrowers shall reference such cure rights in this written notice as well as providing as part of such written notice an explanation of how Borrowers intend to cure such Payment Default.

         8.13 CSFB COMPLIANCE. Borrowers and Guarantors hereby acknowledge and represent that CSFB has complied fully with all of its obligations under the Loans and related Applicable Loan Documents through the date hereof and is not currently in default thereunder.

         8.14 ACKNOWLEDGEMENT. Borrowers and Guarantors hereby acknowledge and represent that no action by CSFB hereunder will amend, modify, waive, release or otherwise prejudice CSFB's rights and remedies under the Loans or any of Borrowers' or Guarantors' obligations under the Applicable Loan Documents, except as specifically provided herein.

         8.15 AUTHORITY.


         a. As of the date hereof, each Borrower and Guarantor is duly organized, validly existing, and in good standing under the laws of the state in which it was established and in every other jurisdiction in which Borrower or Guarantor conducts business.

         b. The  execution,  delivery,  and  performance  by each  Borrower  and
Guarantor of this Master Modification Agreement and all documents and instruments executed by each Borrower and Guarantor contemporaneously herewith has been duly authorized by all necessary corporate action by each Borrower and Guarantor and does not and will not (I) violate any provision of the certificate or articles of incorporation, bylaws, or any agreement, statute, ordinance, rule, regulation, order, writ, judgment, injunction, decree, determination, or award presently in effect to which such Borrower and Guarantor is a party or is subject; (ii) result in, or require the creation or imposition of, any lien upon or with respect to any asset of such Borrower or Guarantor other than liens in favor of CSFB; or (iii) result in a breach of, or constitute a default by such Borrower or Guarantor under, any indenture, loan, or credit agreement or any other contract, agreement, document, instrument, or certificate to which such Borrower or Guarantor is a party or by which each of them or any of their assets are bound or affected.

         c. No approval, authorization, order, license, permit, franchise, or consent of, or registration, declaration, qualification, or filing with, any governmental authority or other person, including, without limitation, each applicable governmental authority, and the applicable condominium owners' associations, is required in connection with the execution, delivery, and performance by Borrowers or Guarantors of the Loans, as modified hereby.

         8.16 RATIFICATION BY BORROWERS AND GUARANTORS. By the execution of this Master Modification Agreement in the spaces provided below, each of Borrowers and Guarantors agree to the terms, provisions, and conditions set forth herein and acknowledges that except as expressly provided herein, all documents and instruments that evidence, secure, or otherwise pertain to the Bridge Loan, the Long Wharf Loan, the Ocean City Loan, the Avenue Plaza Loan, the Bluebeard Loan, and the A&D Loan, as previously amended or modified, shall remain legally binding upon, and fully enforceable by CSFB against each of the Borrowers and Guarantors.

         8.17 ADDITIONAL ACKNOWLEDGEMENTS. With the execution of this Master Modification Agreement:

         (a) Borrowers and Guarantors do hereby acknowledge, confirm and agree to the prompt and immediate payment of all sums due CSFB from Borrowers and Guarantors and of all indebtedness of Borrowers and Guarantors to CSFB, and for the immediate performance and prompt compliance by Borrowers and Guarantors of all obligations of Borrowers and Guarantors to CSFB.

         (b) Borrowers and Guarantors do hereby waive, discharge and release forever any and all existing claims, counterclaims, defenses, demands, and rights of set-off that it or they may presently have or may previously have had against CSFB with respect to or arising in connection with any of the Loans or with regard to Applicable Loan Documents as modified hereby, or which may affect the validity or enforceability by CSFB of its various rights and remedies under the Applicable Loan Documents, and each further acknowledges and agrees that the waiver, discharge and release herein contained represent an essential part of the consideration bargained for and received by CSFB in consideration of its agreements hereunder.

         (c) Borrowers and Guarantors represent and warrant that the Applicable Loan Documents, as modified herein, constitute a good and valid lien on the collateral as more particularly described in the applicable Loan Agreement and in the Applicable Loan Documents.

         (d) As additional consideration for CSFB's agreements hereunder, each Borrower does hereby reconfirm and does re-grant to CSFB a security interest in the personal property making up CSFB's Collateral, as security for all indebtedness now or hereafter due from Borrowers to CSFB under the applicable Loan Agreement, the Applicable Loan Documents and the Collateral for the Loans.

         (e) The terms, conditions, covenants, and agreements hereof shall be binding upon the heirs, personal representatives, successors, and assigns of the parties hereto and shall inure to the benefit of the successors and assigns of CSFB.

         (f) Borrowers hereby acknowledge that under no circumstances is CSFB obligated to make additional financing available, for any purpose.

         (g) This Master Modification Agreement shall be governed by and shall be construed in accordance with the laws of the State of New York.

         (h) Whenever the singular number is used herein, the same shall include the plural, and the masculine and/or feminine and the natural and/or artificial persons shall include all genders, whenever and wherever the context so requires or admits.

         (i) CSFB may, at any time and from time to time, waive any one or more of the provisions of this Master Modification Agreement, but any such waiver shall be deemed to be made in pursuance of this Master Modification Agreement and not in modification thereof, and any such waiver in any instance or under any particular circumstances shall not be considered a waiver of such condition in any other instance or other circumstances.

         (j) Any waiver or modification of the terms of this Master Modification Agreement by CSFB shall be in writing and shall be signed by an authorized officer of CSFB. No delay or omission of the part of CSFB in exercising any right hereunder shall operate as a waiver of that right or of any other right thereunder or hereunder.

         (k) Time is of the essence under this Master Modification Agreement with respect to each Borrower's and Guarantor's performance hereunder.

         (l) In the event any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall, at the option of the CSFB, not affect any provisions herein, but this Master Modification Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         (m) In the event governmental entities, agencies or departments determine that this Master Modification Agreement requires that additional documentary or intangible stamps taxes are necessary, Borrowers hereby agree to immediately pay such taxes. Borrowers shall further pay any interest or penalties which may accrue due to the requirement of additional documentary or intangible stamp taxes and shall indemnify, defend and save and hold harmless CSFB from and against any and all claims or liabilities arising from the requirements of such additional taxes. Failure on the part of Borrowers to pay these additional taxes when due shall constitute an Event of Default under the Applicable Loan Documents.

         (n) Borrowers hereby acknowledge, confirm and agree that the consideration that Borrowers are receiving from CSFB under this Master Modification Agreement constitutes reasonably equivalent value and valuable consideration in exchange for the consideration that CSFB is receiving from Borrowers under this Master Modification Agreement.

         (o) Borrowers do hereby acknowledge, confirm and agree that CSFB is proceeding in good faith and are receiving the consideration granted to CSFB hereunder for value and in good faith.

         (p) Borrowers and Guarantors do hereby acknowledge, confirm and agree that CSFB reserves all rights and remedies under the Applicable Loan Documents and this, Master Modification Agreement and as provided by applicable state and federal law.

         8.18  WAIVER OF JURY  TRIAL.  CSFB,  BORROWERS  AND  GUARANTORS  HEREBY
KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE THE RIGHT ANY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS MASTER MODIFICATION AGREEMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OR CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTION OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE CSFB ENTERING INTO THIS MASTER MODIFICATION AGREEMENT.

         8.19 MISCELLANEOUS.

         a. NO OTHER CHANGES. Except as expressly set forth herein, each and every term, provision, and condition contained in the Loans and related documents, including all exhibits and schedules thereto and all of CSFB's rights and remedies thereunder, shall remain unchanged and in full force and effect following the Master Modification Closing Date.

         b. INCONSISTENCIES. The terms of this Master Modification Agreement shall control and prevail in the event of any conflict or inconsistency between any of the Applicable Loan Documents and this Master Modification Agreement.

         c. COUNTERPARTS. This Master Modification Agreement may be executed in identical counterparts, each of which shall be deemed an original for any and all purposes and all of which, collectively, shall constitute one and the same instrument.

         d. AUDITS. Notwithstanding anything to the contrary set forth in any Applicable Loan Documents, Borrowers shall permit CSFB to perform on-site audits of Borrower's books and records relating to any of the Loans.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                        SIGNTURES BEGIN ON FOLOWNG PAGE]

           IN WITNESS WHEREOF, the parties hereto have caused this Master Modification Agreement to be duly executed and delivered as of the date first above written.

BORROWERS:

EQUIVEST FINANCE, INC.                         RESORT FUNDING, INC.

By:____________________________                By:_____________________________

Name: _________________________                Name: __________________________

Its:____________________________               Its:_____________________________



EASTERN RESORTS COMPANY, LLC                   EASTERN RESORTS CORPORATION

By:_____________________________               By:_____________________________

Name: __________________________               Name: __________________________

Its:_____________________________              Its:_____________________________


OCEAN CITY COCUNUT MALORIE                     BLUEBEARD'S CASTLE, INC.
RESORT, INC.

By:_____________________________               By:_____________________________

Name: __________________________               Name: __________________________

Its:_____________________________              Its:_____________________________

AVENUE PLAZA LLC                               CASTLE ACQUISITION, INC.

By:_____________________________               By:_____________________________

Name: __________________________               Name: __________________________

Its:_____________________________              Its:_____________________________

EQUIVEST WASHINGTON, INC.

By:_____________________________

Name: __________________________

Its:_____________________________



GUARANTORS

EQUIVEST FINANCE, INC.                         EQUIVEST LOUISIANA, INC.

By:_____________________________               By:_____________________________

Name: _________________________                Name: __________________________

Its:_____________________________              Its:_____________________________



EQUIVEST ST. THOMAS, INC.                      EQUIVEST MARYLAND, INC.

By:_____________________________               By:_____________________________

Name: _________________________                Name: __________________________

Its:_____________________________              Its:_____________________________




CSFB

CREDIT SUISSE FIRST BOSTON
MORTGAGE CAPITAL LLC

By:_____________________________

Name: __________________________

Its:_____________________________

                                   EXHIBIT "A"

                                ADDITIONAL LOANS

                                   EXHIBIT "B"

                             FORM WARRANT AGREEMENT

                                   EXHIBIT "C"

                                  LOAN BALANCES

                              LISTING OF CSFB LOANS

                    (BALANCE OUTSTANDING AND ORDER OF PAYOFF)

         LOAN                                      BALANCE AS OF
                                                     04/17/01

1.  EASTERN RESORTS                                $    1,894,132.29
2.  ST THOMAS                                      $   11,688,532.12
3.  AVENUE PLAZA                                   $   12,884,335.00
4.  COCONUT PALMS IV                               $    5,070,903.00
5.  COCONUT MALORIE                                $    3,431,147.62
6.  RIVERSIDE SUITES                               $    2,684,522.75
7.  ELLINGTON AT WACHESAW                          $      878,557.49
8.  LONG WHARF                                     $      291,876.60
                                                   -----------------
                                                   $   38,824,006.87
                                                   =================

                                   EXHIBIT "D"

                              AMORTIZATION SCHEDULE

                                   EXHIBIT "E"

                         FORM OF MONTHLY PAYDOWN REPORT